Equitable Financial Life Insurance Company

Equitable Financial Life Insurance Company of America

Supplement dated February 8, 2023, to the current variable annuity prospectuses

This Supplement updates certain information in the most recent prospectus and statement of additional information you received and in any supplements to that prospectus and statement of additional information (collectively, the “Prospectus”). You should read this Supplement in conjunction with your Prospectus and retain it for future reference. Unless otherwise indicated, all other information included in your Prospectus remains unchanged. The terms we use in this Supplement have the same meaning as in your Prospectus. We will send you another copy of any prospectus or supplement without charge upon request.

This Supplement describes, as applicable, changes to required minimum distributions from tax-qualified contracts, effective for distributions made after December 31, 2022, for individuals who attain age 72 after that date, pursuant to the newly passed SECURE 2.0 Act of 2022 (SECURE 2.0). As of the date of this Supplement, very limited substantive regulatory guidance has been issued on this legislation. This Supplement is not intended as tax advice. If you own a tax-qualified contract or intend to purchase a tax-qualified contract, you should consult with your financial professional and tax advisor regarding how the SECURE 2.0 impacts your unique situation.

New age for beginning lifetime required minimum distributions from tax-qualified contracts

Effective for distributions made after December 31, 2022, the age after which lifetime required minimum distributions must begin for all traditional IRAs (including SEP IRAs and SIMPLE IRAs), as well as all other tax-favored and tax-qualified employer sponsored plans under Internal Revenue Code Sections 401(a), including 401(k) (qualified plans), 403(b) (TSAs) and 457(b) plans (EDCs) has increased from 72 to 73 for individuals who attain age 72 after December 31, 2022, and attain age 73 before January 1, 2033. This age will further increase to age 75 for individuals who attain age 74 after December 31, 2032. If you were born on or after January 1, 1951, you are impacted by this change. All other requirements for the timing of lifetime required minimum distributions remain the same. This means, for example, if you were born before January 1, 1951, then the increase in the age when lifetime required minimum distributions must begin does not apply to you and you must begin and/or continue to take lifetime required minimum distributions as required before the passage of the newly passed SECURE 2.0. Please consult your tax adviser about your individual circumstances.

Global Annuities - NB/IF	Catalog No. 800019
(#456972)